PIMCO Equity Series

Supplement Dated January 20, 2022 to the

Prospectus (“Prospectus”) and Statement of Additional Information (“SAI”),

each dated November 1, 2021, each as supplemented from time to time

Disclosure Related to the PIMCO RAE Emerging Markets Fund, PIMCO RAE Global ex-US Fund, PIMCO RAE Global Fund and PIMCO RAE International Fund (each, a “Fund” and together, the “Funds”)

As currently disclosed, Pacific Investment Management Company LLC (“PIMCO”) serves as investment adviser to the Funds, and Parametric Portfolio Associates LLC (“Parametric”) serves as portfolio implementer with respect to each Fund’s portfolio pursuant to a Portfolio Implementation Agreement by and among PIMCO, Research Affiliates, LLC and Parametric (the “Portfolio Implementation Agreement”).

As previously disclosed in supplements dated July 23, 2021 and November 1, 2021, PIMCO has notified Parametric of PIMCO’s intention to terminate the Portfolio Implementation Agreement with respect to each Fund on a date or dates on or after September 24, 2021 (each date the Portfolio Implementation Agreement is terminated with respect to a Fund, a “Termination Date”). On a Termination Date with respect to a Fund, PIMCO will assume the duties and responsibilities previously provided by Parametric to such Fund, and all references to Parametric in the Prospectus and SAI relating to services provided by Parametric to such Fund are deleted in their entirety.

This supplement confirms that the Termination Date for each Fund shall be February 4, 2022. Accordingly, effective February 4, 2022, PIMCO will assume the duties and responsibilities previously provided by Parametric to each Fund, and all references to Parametric in the Prospectus and SAI relating to services provided by Parametric to each Fund are deleted in their entirety.

Investors Should Retain This Supplement For Future Reference

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